Exhibit 99.1

Atomera Provides First Quarter 2021 Results

Recognizes Revenue from JDA Customer

LOS GATOS, Calif. -- April 28, 2021 -- Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the first quarter ended March 31, 2021.

Recent Company Highlights

•         Recognized revenue from Phase 4 manufacturing license of MST technology

•         Appointed Sudarsan Srinivasan as Vice President of Engineering

•         Positioned MST as potential solution to industry’s long-term capacity issues

Management Commentary

“This quarter we reached another major milestone in our efforts to drive commercial adoption of MST by delivering Atomera’s MST film recipe to our JDA customer, granting them our first manufacturing license to deposit MST film in their fab using their own tools. Working together with our customer, we look forward to proving the benefit of MST in a real-world semiconductor manufacturing environment,” said Scott Bibaud, President and CEO. “We also augmented our senior leadership team with our recent hire of Sudarsan Srinivasan as our new Vice President of Engineering, who will help drive the commercialization of MST. Sudarsan was most recently with Applied Materials where he led the customer applications technology group. His guidance will be appreciated as we respond to new MST opportunities arising out of current industry production capacity issues.”

Financial Results

During the first quarter of 2021, revenue was $400,000, compared with $62,000 in the first quarter of 2020. The Company incurred a net loss of ($3.6) million, or ($0.16) per basic and diluted share in the first quarter of 2020, compared to a net loss of ($3.6) million, or ($0.22) per basic and diluted share, for the first quarter of 2020. Adjusted EBITDA (a non-GAAP financial measure) in the first quarter of 2021 was a loss of ($2.9) million compared to an adjusted EBITDA loss of ($2.9) million in the first quarter of 2020.

The Company had $36.7 million in cash and cash equivalents as of March 31, 2021, compared to $37.9 million as of December 31, 2020.

The total number of shares outstanding was 23.0 million as of March 31, 2021.

First Quarter 2021 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Wednesday, Apr. 28, 2021

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap. More information can be found at www.atomera.com

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations or entered into a definitive royalty-based manufacturing and distribution license agreement with regard to our MST technology, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) risks related our ability to successfully complete the milestones in our joint development agreement or, even if successfully completed, to reach a commercial distribution license with our JDA customer; (3) risks related to our ability to advance the licensing arrangements with our initial integration licensees, Asahi Kasei Microdevices, ST Microelectronics and our fabless licensee, to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (4) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (5) our ability to protect our proprietary technology, trade secrets and know-how and (6) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on February 19, 2021. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	March 31,	December 31,
	2021	2020
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$36,738	$37,942
Accounts receivable, net	66	–
Prepaid expenses and other current assets	811	132
Total current assets	37,615	38,074

Property and equipment, net	164	153
Operating lease right-of-use asset	1,046	705
Long-term prepaid rent	450	450
Security deposit	14	13

Total assets	$39,289	$39,395

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$508	$442
Accrued expenses	196	211
Accrued payroll related expenses	288	705
Current operating lease liability	195	90
Total current liabilities	1,187	1,448

Long term operating lease liability	888	602

Total liabilities	2,075	2,050

Commitments and contingencies

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding at March 31, 2021 and December 31, 2020	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 23,073 and 20,971 shares issued March 31, 2021 and December 31, 2020, respectively; 23,027 and 20,971 shares outstanding at March 31, 2021 and December 31, 2020, respectively	23	22
Additional paid-in capital	190,951	187,463
Accumulated deficit	(153,760)	(150,140)
Total stockholders’ equity	37,214	37,345

Total liabilities and stockholders’ equity	$39,289	$39,395

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Atomera Incorporated

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months ended March 31,
	2021	2020
Revenue	$400	$62
Cost of revenue	–	(13)
Gross margin	400	49

Operating expenses
Research and development	2,229	2,062
General and administrative	1,513	1,445
Selling and marketing	266	225
Total operating expenses	4,008	3,732

Loss from operations	(3,608)	(3,683)

Other income
Interest income	2	38
Total other income, net	2	38

Net loss before taxes	(3,606)	(3,645)
Provision for income taxes	14	–

Net loss	$(3,620)	$(3,645)
Net loss per common share, basic and diluted	$(0.16)	$(0.22)

Weighted average number of common shares outstanding, basic and diluted	22,090	16,760

 Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Three Months ended March 31,
	2021	2020
Net loss (GAAP)
Add (subtract) the following items:	$(3,620)	$(3,645)
Interest income	(2)	(38)
Provision for income taxes	14	–
Depreciation and amortization	13	10
Warrant modification	–	139
Stock based compensation	731	629
Adjusted EBITDA (non-GAAP)	$(2,864)	$(2,905)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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